UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31543	92-3550089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	FLUX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

First Amendment to the Subordinated Unsecured Promissory Note

On July 16, 2025, Fux Power Holdings, Inc. (the “Registrant”) entered into a First Amendment to the Subordinated Unsecured Promissory Note (“First Amendment”) with Cleveland Capital, L.P. (“Cleveland”). The First Amendment amended the due date set forth in the Subordinated Unsecured Promissory Note dated November 2, 2023 (“Original Note” and as amended by the First Amendment, the “Cleveland Note”) issued by the Registrant to Cleveland in connection with a certain Credit Facility Agreement dated November 2, 2023, by and between Cleveland and the Registrant. Pursuant to the First Amendment, the due date under the Original Note was changed from August 15, 2025 to September 30, 2025. In addition to the foregoing relationship, based on Amendment No. 8 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2025, Cleveland beneficially owns approximately 7.3% of our common stock.

Amendment No. 5 to the Loan and Security Agreement

On July 16, 2025, the Registrant, Flux Power, Inc., a wholly-owned subsidiary of the Registrant (“Flux” and together with the Registrant, the “Company”), entered into a certain Amendment No. 5 to Loan and Security Agreement (the “Fifth Amendment”) with Gibraltar Business Capital, LLC (“GBC”), which amended certain terms relating to the maturity date set forth under Loan and Security Agreement dated as of July 28, 2023, by and among the Company and GBC (as amended, restated, supplemented or modified from time to time, the “Loan Agreement). Pursuant to the Fifth Amendment, GBC and the Company agreed to amend the definition of the maturity date to August 31, 2025, unless otherwise extended pursuant to the terms of the Loan Agreement, provided however, upon the occurrence of either (i) an extension of the due date of the Cleveland Note to a date no earlier than September 29, 2027, or (ii) the conversion of all of the outstanding obligations under the Cleveland Note into equity of the Registrant the maturity date will automatically extend to July 31, 2027. In consideration for the Fifth Amendment, the Company agreed to pay GBC a non-refundable amendment fee of $112,500.

The foregoing description of the Fifth Amendment and the First Amendment does not purport to be a complete description of the terms and is qualified in its entirety by reference to the full text of the Fifth Amendment and the First Amendment, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
10.1	Amendment No. 5 to the Loan and Security Agreement
10.2	First Amendment to Subordinated Unsecured Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

By:	/s/ Krishna Vanka
Krishna Vanka
Chief Executive Officer

Dated: July 22, 2025